Exhibit 99.1

Release Luna Innovations Incorporated 1 Riverside Circle, Suite 400 Roanoke, VA 24016

Luna Innovations Receives Staff Determination

Regarding Nasdaq Delisting

ROANOKE, VA (July 17, 2009) – Luna Innovations Incorporated (NASDAQ:LUNA), a company focusing on sensing, instrumentation and pharmaceutical nanomedicines, today received a delisting determination letter from the Nasdaq Stock Market Listing Qualifications Staff indicating the Listing Qualifications Staff’s decision to delist Luna’s common stock from the Nasdaq Global Market pursuant to Nasdaq Marketplace Rules 5101, 5110(b) and IM–5101-1. The determination was made following Luna’s action to file a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code earlier today.

The delisting determination letter further advises Luna that trading of Luna’s common stock will be suspended at the opening of business on July 28, 2009 unless it requests a hearing before a Nasdaq Listing Qualifications Hearing Panel to appeal the proposed delisting. Luna intends to request a hearing to appeal the proposed delisting. Luna’s common stock will remain listed on the Nasdaq Global Market pending the outcome of the hearing.

About Luna Innovations:

Luna Innovations Incorporated (www.lunainnovations.com) is focused on sensing and instrumentation, and pharmaceutical nanomedicines. Luna develops and manufactures new-generation products for the healthcare, telecommunications, energy and defense markets. Its products are used to measure, monitor, protect and improve critical processes. Through its disciplined commercialization business model, Luna has become a recognized leader in transitioning science to solutions. Luna is headquartered in Roanoke, Virginia.

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Forward Looking Statements:

This release includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including statements regarding, but not limited to, the company’s plans to appeal the Listing Qualifications Staff’s determination to a Listing Qualifications Hearing Panel; the company’s expectations to remain listed during the appeals process; and the company’s expectations to regain compliance with the listing qualifications requirements and standards of the Nasdaq Global Market. The company attempts, whenever possible, to identify forward-looking statements by words such as “intends,” “will,” “plans,” “anticipates,” “expects,” “may,” “estimates,” “believes,” “should,” “projects,” or “continue,” or the negative of those words and other comparable words. Similarly, statements that describe the company’s business strategy, goals, prospects, opportunities, outlook, objectives, plans or intentions are also forward-looking statements. Actual events or results may differ materially from the expectations expressed in such forward-looking statements as a result of various factors, including risks and uncertainties, many of which are beyond the company’s control. Factors that could cause actual results to differ materially from the expectations expressed in such forward-looking statements include, but are not limited to, the possibility that the company’s reorganization plan will not be approved or will be approved in a substantially different form, substantially affecting the company’s ability to regain compliance with the listing standards and requirements of the Nasdaq Global Market; and the possibility that the Nasdaq Listing Qualifications Hearing Panel will reject the company’s request for continued listing and delist the company’s common stock from the Nasdaq Global Market. Additional factors that may affect the future results of the company are set forth in the company’s quarterly and annual reports on Form 10-Q and Form 10-K, respectively, and other filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at http://www.sec.gov, and at the company’s website at http://www.lunainnovations.com. These risk factors are updated from time to time through the filing of periodic reports with the SEC. The statements made in this press release are based on information available to the company as of the date of this release and Luna Innovations undertakes no obligation to update any of the forward-looking statements herein after the date of this press release.

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Investor Contact:

Dale Messick, CFO

Luna Innovations Incorporated

Phone:1.540.769.8400

Email: IR@lunainnovations.com

Media Contact:

Karin Clark

Luna Innovations Incorporated

Phone:1.540.769.8400

Email: kclark@lunainnovations.com

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